SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 22, 1997



                          Medic Computer Systems, Inc.
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             (Exact name of registrant as specified in its charter)



                                 North Carolina
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                 (State or other jurisdiction of incorporation)


         0-20183                                    56-1306083
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   (Commission File Number)                    (IRS Employer ID Number)


8601 Six Forks Road, Raleigh, North Carolina            27615
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (919) 847-8102
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 22, 1997, the Registrant issued a press release stating (in part) as follows:


Raleigh, N.C., October 22 -- Medic Computer Systems, Inc. (Nasdaq: MCSY) , announced today the results of its third quarter and nine months ended September 30, 1997. Total net revenues for the third quarter were $61,468,000, up 23% compared with $50,072,000 for the same period in the previous year. Net income for the third quarter was $7,277,000, up 20% compared with net income of $6,086,000 for the same period in the previous year. Net income per share was $0.28 compared to $0.25 in the previous year. Income from operations for the third quarter was $10,952,000 up 15% compared with $9,539,000 in the previous year.

For the nine months ended September 30, 1997, total net revenues were $169,255,000, up 23% compared with $138,030,000 for the same period in the previous year. Excluding the effect of acquisition-related expenses, net income for the nine months ended September 30, 1997, was $17,608,000, up 5% compared with pro forma net income of $16,826,000 for the same period in the previous year. Net income per share, excluding acquisition-related expenses, was $0.68 for both periods. Income from operations, excluding acquisition-related charges, was $26,377,000, up 1%, compared with $26,067,000 for the same period in the previous year. Acquisition-related expenses were $1,079,000 pretax ($1,030,000 net of income tax benefit) for the nine months ended September 30, 1997 for the acquisition of Home Care Information Systems, Inc. and Computer Business Systems of Virginia, Inc. in February 1997 and $243,000 pretax ($146,000 net of income tax benefit) for the acquisition of CompuSystems for the nine months ended September 30, 1996.

Medic signed a merger agreement on September 4 with Misys plc, the UK's largest independent applications software products group, whereby Misys would acquire Medic for $35 per share in cash, or an aggregate of approximately $923 million. The merger proposal has already gained Misys shareholder approval, and Misys has arranged sufficient financing to consummate the acquisition subject only to customary loan conditions. The Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to the acquisition earlier this month. The parties expect that the proposed merger will be presented for approval to Medic shareholders in mid-to-late November 1997. As previously indicated, the transaction remains subject to a number of other customary closing conditions, and there can be no assurance that the merger will occur by such time, or at all.

Medic Computer Systems, Inc. is a leading provider and developer of healthcare information management systems to integrated delivery networks, management service organizations, managed care organizations, hospitals, physician practices and home health care agencies. Medic's products are designed to manage financial, administrative, clinical and managed care information. Medic also develops, markets and supports clinical information management system products designed principally to automate the recording, maintenance and management of patient medical records. In addition, the Company provides transaction-based electronic data interchange services, which include patient billing and insurance claim submission, and sells hardware, peripherals, training and installation support, forms and supplies, and software and hardware maintenance services.

The Company, including its most recent acquisitions, has over 10,000 installations nationwide which serve approximately 50,000 physicians. For more information, visit Medic's web page at www.medcmp.com. or contact Medic at 1-919-847-8102. This press release contains forward-looking statements and references to potential future developments. Such statements and references are based upon certain assumptions.


                          MEDIC COMPUTER SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                       SEPTEMBER 30,           DECEMBER 31,
                                                                                           1997                   1996
                                                                                           ----                   ----
              ASSETS                                                                    (unaudited)
              CURRENT ASSETS:
                Cash and cash equivalents                                           $        42,942      $          25,557
                Short-term investments                                                       31,926                 32,852
                Accounts receivable, trade, net                                              56,227                 54,737
                Inventories and maintenance parts                                            12,710                 13,778
                Prepaid expenses                                                              5,799                  4,968
                Other current assets                                                          1,208                  1,006
                Deferred income tax benefit                                                   2,935                  2,886
              -------------------------------------------------------------------------------------------------------------
                   TOTAL CURRENT ASSETS                                                     153,747                135,784

              Property and equipment, at cost, net                                           12,770                 10,099
              Intangible assets, at cost, net                                                17,469                 18,798
              Other assets                                                                       57                     55
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                   TOTAL ASSETS                                                      $      184,043       $        164,736
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              LIABILITIES AND SHAREHOLDERS' EQUITY
              CURRENT LIABILITIES:
                Current portion of long-term note                                    $        1,418       $          1,575
                Accounts payable, trade                                                       9,517                 10,013
                Customer deposits and deferred maintenance revenue                           11,561                 11,340
                Income taxes payable                                                          2,746                  1,131
                Accrued expenses:
                   Commissions                                                                1,788                  2,213
                   Compensation and related items                                             5,145                  4,915
                   Other                                                                      2,759                  2,839
              -------------------------------------------------------------------------------------------------------------
                   TOTAL CURRENT LIABILITIES                                                 34,934                 34,026

              Long-term note, less current portion                                              258                  1,418
              Other long-term liabilities                                                        81                     82
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              SHAREHOLDERS' EQUITY:
              Common Stock, $.01 par value; 40,000,000 shares
              authorized; 25,785,717 and 24,441,470 shares issued and
              outstanding in 1997 and 1996, respectively                                        258                    244
              Additional paid-in capital                                                     72,825                 70,797
              Retained earnings                                                              75,687                 58,169
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                                                                                            148,770                129,210
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                TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $      184,043       $        164,736
              -------------------------------------------------------------------------------------------------------------

                          MEDIC COMPUTER SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)



                                                    -------------------------------------------------------------------------------
                                                                THREE MONTHS ENDED                        NINE MONTHS ENDED
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                                                       SEPTEMBER 30,       SEPTEMBER 30,          SEPTEMBER 30,        SEPTEMBER 30,
                                                           1997                1996                    1997                1996

NET REVENUES:
Systems                                                  $28,802             $24,373                 $76,435             $65,861
Maintenance, forms and other services                     32,666              25,699                  92,820              72,169
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  TOTAL NET REVENUES                                      61,468              50,072                 169,255             138,030
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COST OF REVENUES:
Systems                                                   17,585              14,625                  48,196              39,513
Maintenance, forms and other services                     19,293              15,768                  55,497              43,609
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  TOTAL COST OF REVENUES                                  36,878              30,393                 103,693              83,122
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    GROSS MARGIN                                          24,590              19,679                  65,562              54,908
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OPERATING EXPENSES:
Sales and marketing                                        6,024               4,512                  16,824              12,909
Research and development                                   3,625               2,602                  11,079               7,395
General and administrative                                 3,546               2,584                  11,032               7,446
Amortization of intangible assets                            443                 442                   1,329               1,334
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  TOTAL OPERATING EXPENSES                                13,638              10,140                  40,264              29,084
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                                                    -----------------------------------------------------------------------------
    INCOME FROM OPERATIONS                                10,952               9,539                  25,298              25,824
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OTHER INCOME:
Interest income                                              922                 481                   2,251               1,599
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    INCOME BEFORE INCOME TAXES                            11,874              10,020                  27,549              27,423
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PROVISION FOR INCOME TAXES                                 4,597               3,934                  10,971              10,254
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NET INCOME                                                $7,277              $6,086                 $16,578             $17,169
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PRO FORMA DATA:
  INCOME BEFORE PRO FORMA INCOME
     TAX PROVISION                                        $7,277              $6,086                 $16,578             $17,169
  PRO FORMA INCOME TAX EXPENSE FOR
     THE PERIODS PRIOR TO MAY 31, 1996                         0                   0                       0                 489
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PRO FORMA NET INCOME                                      $7,277              $6,086                 $16,578             $16,680
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PRO FORMA EARNINGS PER SHARE:
     Net income per share                                  $0.28               $0.25                   $0.64               $0.67
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Pro forma weighted average common
  shares and equivalents used in
  computing net income per share                      26,275,946          24,815,880              25,878,709          24,786,994
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MEDIC COMPUTER SYSTEMS, INC.



Date: October 22, 1997            /s/ Luanne L. Roth
                                      Luanne L. Roth,
                                      Vice President, Chief Financial Officer,
                                      Secretary and Treasurer
                                      (Principal Financial and Accounting
                                      Officer)